EXHIBIT 99.1

TENDER AND VOTING AGREEMENT

THIS TENDER AND VOTING AGREEMENT (this “Agreement”) is made and entered into as of August 6, 2007 among Wipro Limited, a corporation organized under the laws of India (“Parent”), Roxy Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”) and the undersigned stockholder (the “Stockholder”) of Infocrossing, Inc., a Delaware corporation (the “Company”).

RECITALS

A. Parent, Merger Sub, and the Company have entered into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), which provides for, among other things, (i) an offer by Merger Sub (the “Offer”) to pay Eighteen Dollars and Seventy Cents ($18.70) in cash (the “Offer Price”) for each of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), and (ii) the merger of Merger Sub with and into the Company (the “Merger”) pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement.

B. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such number of shares of the outstanding capital stock of the Company and options or other rights to purchase or otherwise acquire such number of shares of capital stock of the Company as is indicated on the signature page of this Agreement.

C. In consideration of the execution of the Merger Agreement by Parent and Merger Sub, the Stockholder (in the Stockholder’s capacity as such) is hereby agreeing to tender and vote the Shares as described herein.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article VIII thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (iii) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the Offer Price or (B) materially and adversely affects the Stockholder.

(b) “Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

(c) “Shares” shall mean (i) all securities of the Company (including all shares of Company Common Stock and, to the extent transferable by their terms, all options, warrants and other rights to acquire shares of Company Common Stock) owned by the Stockholder as of the date hereof, and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and, to the extent transferable by their terms, all additional options, warrants and other rights to acquire shares of Company Common Stock) of which the Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

(d) “Transfer” A Person shall be deemed to have effected a “Transfer” of a Share if such person directly or indirectly (i) sells, pledges, encumbers, assigns, grants an option with respect to, transfers or disposes of such Share or any interest in such Share, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer of or disposition of such Share or any interest therein.

2. Transfer of Shares.

(a) Transfer Restrictions. The Stockholder shall not cause or permit any Transfer of any of the Shares to be effected other than to Merger Sub or any other subsidiary of Parent (or Parent on Merger Sub’s or any of Parent’s other subsidiary’s behalf) pursuant to the Offer, unless the Person to which such Shares are to be transferred is a wholly owned entity of such Stockholder, such shares are transferred for estate planning purposes and such entity and Stockholder expressly agree to be bound by this Agreement in a written instrument reasonably satisfactory to Parent.

(b) Transfer of Voting Rights. The Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of the Stockholder under this Agreement with respect to any of the Shares.

3. Agreement to Vote Shares.

(a) At every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Company, the Stockholder (in the Stockholder’s capacity as such) shall, or shall cause the holder of record on any applicable record date to, vote the Shares:

(i) in favor of the adoption of the Merger Agreement (as it may be amended from time to time), and in favor of each of the other actions contemplated by the Merger Agreement;

(ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Offer, the Merger or any other transactions contemplated by the Merger Agreement; and

(iii) against any of the following actions (other than those actions that relate to the Offer, the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, or reorganization of the Company or any subsidiary of the Company, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Offer, the Merger or any other transactions contemplated by the Merger Agreement.

(b) In the event that a meeting of the stockholders of the Company is held, the Stockholder shall, or shall cause the holder of record on any applicable record date to, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum.

(c) The Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

(d) Except as set forth in Section 3(a) above, the Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company other than as provided in this Section 3.

4. Agreement to Tender. The Stockholder shall tender (and shall not withdraw), pursuant to and in accordance with the terms of the Offer, the Shares. No later than five (5) business days prior to the initial expiration date of the Offer, the Stockholder shall (i) deliver to the depositary designated in the Offer, (A) a letter of transmittal with respect to the Shares complying with the terms of the Offer, (B) certificates representing the Shares, and (C) all other documents or instruments required to be delivered pursuant to the terms of the Offer, and/or (ii) instruct its broker or such other person who is the holder of record of any Shares beneficially owned by the Stockholder to tender such Shares in the Offer pursuant to the terms and conditions of the Offer. The Stockholder shall not tender the Shares into any exchange or tender offer commenced by a third party other than Parent, Merger Sub or any other subsidiary of Parent.

5. Agreement Not to Exercise Appraisal Rights. The Stockholder shall not exercise any rights (including, without limitation, under Section 262 of the Delaware General Corporation Law) to demand appraisal of any Shares that may arise with respect to the Merger.

6. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require the Stockholder to attempt to) limit or restrict the Stockholder or any designee of the Stockholder, to the extent that any of them is a director or officer of the Company, from acting in such director or officer capacity or voting in such person’s sole discretion on any matter in such director or officer capacity (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Company).

7. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder shall deliver to Parent and Merger Sub a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

8. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

9. Representations, Warranties and Covenants of the Stockholder.

(a) Power; Binding Agreement. The Stockholder has full power and authority to execute and deliver this Agreement and the Proxy, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by it of this Agreement, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent and Merger Sub, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles.

(b) No Conflicts. No filing with, and no permit, authorization, consent, or approval of, any state or federal public body or authority (“Governmental Entity”) is necessary for the execution by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby. None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) if Stockholder is an entity, conflict with or result in any breach of any organizational documents applicable to the Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement, or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of the Stockholder’s properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to the Stockholder or any of the Stockholder’s properties or assets, except in the case of clause (ii) or (iii) for violations, breaches or defaults that would not in the aggregate materially impair the ability of the Stockholder to perform its obligations hereunder.

(c) Ownership of Shares. As of the date hereof, the Stockholder (i) is the beneficial owner of the shares of Company Common Stock indicated on the signature page of this Agreement, all of which are free and clear of any liens, adverse claims, charges, security interests, pledges or options, proxies, voting trusts or agreements, understandings or agreements, or any other rights or encumbrances whatsoever (“Encumbrances”) (except any Encumbrances arising under securities laws or arising hereunder), (ii) is the owner of options that are exercisable for the number of shares of Company Common Stock indicated on the signature page of this Agreement, all of which options and shares of Company Common Stock issuable upon the exercise of such options are free and clear of any Encumbrances (except any Encumbrances arising under securities laws or arising hereunder), and (iii) does not own, beneficially or otherwise, any securities of the Company other than the shares of Company Common Stock, options to purchase shares of Company Common Stock, and shares of Company Common Stock issuable upon the exercise of such options, indicated on the signature page of this Agreement.

(d) Voting Power. The Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Nothing in this Agreement shall require the Stockholder to exercise any options to purchase shares of Company Common Stock at any time; provided, however that (i) in the event that the only condition remaining in the Offer is the Minimum Condition and (ii) the exercise of all vested in-the-money options by Stockholder and tender into the Offer would cause the Minimum Condition to be satisfied, then Stockholder shall exercise all such option and tender them into the Offer.

(e) No Finder’s Fees. Except as provided in the Merger Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with the transactions contemplated by the Merger Agreement or this Agreement based upon arrangements made by or on behalf of the Stockholder.

(f) Reliance by Parent and Merger Sub. The Stockholder understands and acknowledges that Parent and Merger Sub entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

10. Certain Restrictions. The Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect.

11. No Solicitation. The Stockholder (in the Stockholder’s capacity as such) shall not, and shall not authorize or permit any of its officers, directors, employees, agents and representatives, including any investment banker, attorney or accountant retained by it (collectively, “Representatives”) directly or indirectly, to (i) initiate, solicit, knowingly encourage (including by providing information) or knowingly facilitate any inquiries, proposals or offers with respect to, or the making or completion of, an Alternative Proposal, (ii) engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to the Company or any of its subsidiaries in connection with, or have any discussions (other than to state that they are not permitted to have discussions) with any person relating to, an actual or proposed Alternative Proposal, or otherwise knowingly encourage or knowingly facilitate any effort or attempt to make or implement an Alternative Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Alternative Proposal, (iv) approve, endorse or recommend, or propose to approve, endorse or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any Alternative Proposal, or (v) resolve to propose or agree to do any of the foregoing; provided, however that the Stockholder may engage in any of the foregoing activities if and solely to the extent that the Company is permitted to engage in such activities pursuant to Section 6.5 of the Merger Agreement. The Stockholder shall immediately cease any and all existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any Alternative Proposal. Without limiting the generality of the foregoing, the Stockholder acknowledges and hereby agrees that any violation of the restrictions set forth in this Section 11 by the Stockholder or any of its Representatives shall be deemed to be a breach of this Section 11 by the Stockholder. The Stockholder shall not enter into any letter of intent or similar document or any agreement contemplating or otherwise relating to an Alternative Proposal unless and until this Agreement is terminated pursuant to its terms.

12. Disclosure. Subject to reasonable prior notice and approval (which shall not be unreasonably withheld or delayed), the Stockholder shall permit and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the Securities and Exchange Commission, and any press release or other disclosure document that Parent or Merger Sub determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, the Stockholder’s identity and ownership of Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement.

13. Consents and Waivers. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

14. Further Assurances. Subject to the terms and conditions of this Agreement, the Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Stockholder’s obligations under this Agreement.

15. Legending of Shares. If so requested by Parent or Merger Sub, the Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and the Proxy.

16. Termination. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 16 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any breach of this Agreement prior to such termination.

17. Miscellaneous.

(a) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

(c) Amendments; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

(d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent and Merger Sub shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent or Merger Sub upon any such violation, Parent and Merger Sub shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent or Merger Sub at law or in equity.

(e) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

If to Parent or Merger Sub:

Wipro Limited

Doddakannelli, Sarjapur Road

Bangalore — 560 035, India

Attn: General Counsel

Telecopy No.: +9180 28440051

with copies (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention:	Raj S. Judge, Esq.
Martin Korman, Esq.
Christopher A. Rose, Esq.

Telecopy No.: (650) 493-9300

If to the Stockholder:

Zach Lonstein

c/o Infocrossing, Inc.

2 Christie Heights Street

Leonia, NJ 07605

Attention: Zach Lonstein

Chairman and Chief Executive Officer

Telecopy No.: (201) 840-7126

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: Barbara L. Becker, Esq.

Telecopy No.: 212-351-6202

(f) No Waiver. The failure of either party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(g) No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(h) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to rules of conflicts of law.

(i) Submission to Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware, and of the

United States District Court for the State of Delaware, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of Delaware, and of the United States District Court for State of Delaware, and (d) consents to service being made through the notice procedures set forth in Section 17(e) of this Agreement. Each of the parties hereto hereby agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 17(e) shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby

(j) Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

(k) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expenses.

(l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.

STOCKHOLDER
Wipro Limited		Zach Lonstein
By:	/s/ Sudip Nandy	By:	/s/ Zach Lonstein
Name:	Sudip Nandy	Name:	Zach Lonstein
Title:	Chief Strategy Officer	Title:	Chief Executive Officer

Roxy Acquisition Corp.		1,319,496 shares of Company Common Stock
By:	/s/ Sridhar Ramasubbu	660,300 shares of Company Common Stock issuable upon exercise of outstanding options, warrants or other rights
Name:	Sridhar Ramasubbu
Title:	Secretary
660,300 shares of Company Common Stock issuable upon exercise of outstanding vested in-the-money options, warrants or other rights

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Infocrossing, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Madhu Khatri and Sridhar Ramasubbu of Wipro Limited, a corporation organized under the laws of India (“Parent”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) on the matters described in clauses (i)-(iii) of paragraph four of this Irrevocable Proxy in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below). Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Tender and Voting Agreement of even date herewith by and among Parent, Roxy Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”) and the undersigned stockholder (the “Tender and Voting Agreement”), and is granted in consideration of Parent and Merger Sub entering into that certain Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), among Parent, Merger Sub and the Company. The Merger Agreement provides for, among other things, (i) an offer by Merger Sub to pay eighteen dollars and seventy cents ($18.70) in cash (the “Offer Price”) for each of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) and (ii) the merger of Merger Sub with and into the Company, pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement.

As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article VIII thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (iii) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the Offer Price or (B) materially and adversely affects the Stockholder.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting: (i) in favor of the adoption of the

Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement; (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Offer, the Merger or any other transactions contemplated by the Merger Agreement; and (iii) against any of the following actions (other than those actions that relate to the Offer, the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, or reorganization of the Company or any subsidiary of the Company, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Offer, the Merger or any other transactions contemplated by the Merger Agreement. Except with respect to the foregoing matters set forth in clauses (i)-(iii) of this paragraph, the Stockholder shall retain the sole power to vote with respect to any matter presented to the stockholders of the Company, and the attorneys and proxies named above shall not exercise this Irrevocable Proxy on any matter other than those described in such clauses (i)-(iii).

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: August 6, 2007	STOCKHOLDER:
Zach Lonstein
	By:	/s/ Zach Lonstein
	Name:	Zach Lonstein
	Title:	Chief Executive Officer

***** IRREVOCABLE PROXY ****